UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21670
Eaton Vance Enhanced Equity Income Fund II
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2010

# EATON VANCE ENHANCED EQUITY INCOME FUND II

Annual Report December 31, 2010 EATON VANCE ENHANCED EQUITY INCOME FUND II

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make monthly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay monthly cash distributions equal to $0.0922 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
   Walter A. Row, CFA
Eaton Vance Management
  Co-Portfolio Manager
  Michael A. Allison, CFA
Eaton Vance Management
   Co-Portfolio Manager
Economic and Market Conditions
•	U.S. stocks finished 2010 with solid double-digit returns for the major market indices, despite the lingering effects of the Great Recession. The year overall was bracketed by solid quarters at both ends, with some weakness in the middle. The weakness came as a variety of concerns—including a stubborn European credit crisis, a devastating oil spill in the Gulf of Mexico and growing political uncertainties in the U.S.—caused a spike in volatility at midyear, taking many markets down.

•	The year ended on a decidedly higher note, however, as equity investors seemed encouraged by the continued modest growth of the U.S. economy and by ongoing signs of improvements in corporate business fundamentals. Investment flows started to favor equities over bonds as longer-term interest rates began to rise toward year-end.

•	The broad-based S&P 500 Index was up 15.06% for the year ending December 31, 2010, while the blue-chip Dow Jones Industrial Average gained 14.06% and the technology-heavy NASDAQ Composite Index rose 18.16%. Growth indices outperformed value indices across all market capitalizations for the year. Meanwhile, small-cap and mid-cap stocks outperformed their larger-cap counterparts by wide margins, although all of the corresponding indices were firmly anchored in positive territory.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “EOS.” At net asset value (NAV) for the year ending December 31, 2010, the Fund underperformed its primary benc-chmark, the Russell 1000 Growth Index, and its Lipper peer group, but it outpaced both the CBOE S&P 500 BuyWrite Index and the CBOE NASDAQ-100 BuyWrite Index.[1] The Fund’s market price traded at a 4.83% discount to NAV as of period end.

•	The Fund’s primary objective is to provide current income, with a secondary objective of capital appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest mostly in companies with above-average growth and financial strength potential. The Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) covered call options on a substantial portion of its portfolio securities. During the year ending December 31, 2010, the covered call program prevented the Fund from attaining greater upside market capture. In the aggregate, stocks in the portfolio moved higher and in excess of their respective call strikes by more than the premiums received, resulting in an overall option loss. The Fund did, however, outperform its option benchmark, the CBOE S&P 500 BuyWrite Index.
Total Return Performance 12/31/09 — 12/31/10

NYSE Symbol	EOS

At Net Asset Value (NAV)		10.19%
At Market Price		-4.51%

Russell 1000 Growth Index[1]		16.71%
CBOE S&P 500 BuyWrite Index[1]		5.86%
CBOE NASDAQ-100 BuyWrite Index[1]		6.11%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		11.58%

Premium/(Discount) to NAV (12/31/10)		(4.83)%
Total Distributions per share		$1.412
Distribution Rate[2]	At NAV	8.62%
	At Market Price	9.06%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Among the Fund’s common stock holdings, its largest sector weightings on December 31, 2010, were in information technology (IT), consumer discretionary and industrials. The performance of some of the Fund’s holdings in the speciality retail, metals and mining, and machinery industries detracted from its relative results, as did an underweighting of the materials sector and an overweight in the Internet software and sales segment of the IT sector. On the upside, security selection in health care equipment/supplies, Internet software/services and household durables industries contributed positively to the Fund’s performance.

•	As of December 31, 2010, the Fund had written call options on approximately 50% of its equity holdings. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (implied volatility) of the Fund’s underlying assets. During the first and fourth calendar quarters of 2010, there were relatively low levels of implied volatility, with correspondingly low levels of actual volatility in the equity markets. However, the second and early third calendar quarters of the year experienced increases in volatility levels.

•	On December 14, 2010, the Fund announced a change in its monthly distribution rate, effective with its December 31, 2010, distribution payment. The Fund’s portfolio management team reviews the level and sustainability of the Fund’s distributions periodically. Before deciding to decrease the amount of the Fund’s distribution to $0.0922 per share, the team considered several factors including the current market outlook and volatility environment, the dividend yield of the underlying equity portfolio and the level of other income yielding assets in the marketplace. The portfolio management team believes a reduction in the Fund’s distributions will help strike a greater balance in the delivery of total return, including both distributions and the opportunity for capital appreciation. As portfolio and market conditions change, the rate of distributions paid by the Fund could be further changed.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010
FUND PERFORMANCE
Fund Performance

NYSE Symbol	EOS

Average Annual Total Returns (at market price, NYSE)

One Year	-4.51%
Five Years	3.59
Life of Fund (1/31/05)	3.18

Average Annual Total Returns (at net asset value)

One Year	10.19%
Five Years	3.00
Life of Fund (1/31/05)	4.05
Fund Composition
Top 10 Holdings1
By total investments

Apple, Inc.	5.5%
Google, Inc., Class A	4.1
International Business Machines Corp.	3.6
Exxon Mobil Corp.	3.6
Coca-Cola Co. (The)	2.3
Microsoft Corp.	2.2
Goldcorp, Inc.	2.2
Freeport-McMoRan Copper & Gold, Inc.	2.2
Akamai Technologies, Inc.	2.1
Oracle Corp.	2.0

[1]	Top 10 Holdings represented 29.8% of the Fund’s total investments as of 12/31/10. The Top 10 Holdings do not reflect the Fund’s written option positions at 12/31/10.
Sector Weightings2
By total investments

[2]	As a percentage of the Fund’s total investments as of 12/31/10. Sector Weightings do not reflect the Fund’s written option positions at 12/31/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 102.3%(1)

Security	Shares	Value

Aerospace & Defense — 2.1%

Boeing Co. (The)	48,700	$3,178,162
United Technologies Corp.	125,959	9,915,492

		$13,093,654

Air Freight & Logistics — 0.4%

United Parcel Service, Inc., Class B	35,043	$2,543,421

		$2,543,421

Auto Components — 1.0%

Johnson Controls, Inc.	169,887	$6,489,683

		$6,489,683

Automobiles — 1.3%

Ford Motor Co.(2)	496,112	$8,329,720

		$8,329,720

Beverages — 3.9%

Coca-Cola Co. (The)	219,763	$14,453,812
PepsiCo, Inc.	146,157	9,548,437

		$24,002,249

Biotechnology — 1.5%

Amgen, Inc.(2)	83,107	$4,562,574
Celgene Corp.(2)	77,790	4,600,501

		$9,163,075

Capital Markets — 0.5%

Goldman Sachs Group, Inc. (The)	19,629	$3,300,813

		$3,300,813

Chemicals — 0.8%

Air Products and Chemicals, Inc.	54,595	$4,965,415

		$4,965,415

Commercial Banks — 1.7%

KeyCorp	376,543	$3,332,405
PNC Financial Services Group, Inc.	49,540	3,008,069
Wells Fargo & Co.	145,818	4,518,900

		$10,859,374

Communications Equipment — 4.3%

Cisco Systems, Inc.(2)	562,256	$11,374,439
Juniper Networks, Inc.(2)	185,026	6,831,160
QUALCOMM, Inc.	175,477	8,684,357

		$26,889,956

Computers & Peripherals — 5.7%

Apple, Inc.(2)	108,908	$35,129,365

		$35,129,365

Construction & Engineering — 0.4%

Shaw Group, Inc. (The)(2)	76,905	$2,632,458

		$2,632,458

Consumer Finance — 0.8%

American Express Co.	111,832	$4,799,829

		$4,799,829

Electrical Equipment — 1.6%

Emerson Electric Co.	168,639	$9,641,092

		$9,641,092

Electronic Equipment, Instruments & Components — 1.0%

Corning, Inc.	311,079	$6,010,046

		$6,010,046

Energy Equipment & Services — 3.2%

Rowan Cos., Inc.(2)	243,006	$8,483,339
Schlumberger, Ltd.	139,915	11,682,903

		$20,166,242

Food & Staples Retailing — 0.4%

Wal-Mart Stores, Inc.	47,649	$2,569,711

		$2,569,711

Food Products — 2.5%

Flowers Foods, Inc.	179,914	$4,841,486
Green Mountain Coffee Roasters, Inc.(2)	126,289	4,149,856
Nestle SA	109,007	6,386,030

		$15,377,372

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 1.0%

Covidien PLC	68,671	$3,135,518
Varian Medical Systems, Inc.(2)	43,992	3,047,766

		$6,183,284

Health Care Providers & Services — 2.6%

AmerisourceBergen Corp.	100,190	$3,418,483
Cardinal Health, Inc.	84,954	3,254,588
Fresenius Medical Care AG & Co. KGaA ADR	51,174	2,952,228
UnitedHealth Group, Inc.	177,656	6,415,158

		$16,040,457

Hotels, Restaurants & Leisure — 2.7%

Carnival Corp.	135,176	$6,232,965
McDonald’s Corp.	133,596	10,254,829

		$16,487,794

Household Durables — 1.1%

Tempur-Pedic International, Inc.(2)	166,408	$6,666,304

		$6,666,304

Industrial Conglomerates — 1.7%

3M Co.	74,108	$6,395,520
General Electric Co.	235,079	4,299,595

		$10,695,115

Insurance — 1.1%

Lincoln National Corp.	100,119	$2,784,310
Prudential Financial, Inc.	74,096	4,350,176

		$7,134,486

Internet & Catalog Retail — 1.9%

Amazon.com, Inc.(2)	64,262	$11,567,160

		$11,567,160

Internet Software & Services — 7.7%

Akamai Technologies, Inc.(2)	286,897	$13,498,504
Google, Inc., Class A(2)	43,645	25,923,821
VeriSign, Inc.	255,772	8,356,071

		$47,778,396

IT Services — 4.9%

Accenture PLC, Class A	151,646	$7,353,315
International Business Machines Corp.	156,986	23,039,265

		$30,392,580

Leisure Equipment & Products — 0.7%

Hasbro, Inc.	97,416	$4,596,087

		$4,596,087

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.(2)	80,434	$4,452,826

		$4,452,826

Machinery — 4.8%

Caterpillar, Inc.	111,814	$10,472,500
Danaher Corp.	215,913	10,184,616
Deere & Co.	111,041	9,221,955

		$29,879,071

Media — 0.6%

McGraw-Hill Cos., Inc. (The)	108,638	$3,955,510

		$3,955,510

Metals & Mining — 4.5%

Freeport-McMoRan Copper & Gold, Inc.	117,094	$14,061,818
Goldcorp, Inc.	307,118	14,121,286

		$28,183,104

Multiline Retail — 2.4%

Kohl’s Corp.(2)	82,647	$4,491,038
Macy’s, Inc.	202,373	5,120,037
Target Corp.	93,232	5,606,040

		$15,217,115

Oil, Gas & Consumable Fuels — 9.4%

Apache Corp.	41,831	$4,987,510
ConocoPhillips	113,679	7,741,540
Exxon Mobil Corp.	310,899	22,732,935
Hess Corp.	95,646	7,320,745
Occidental Petroleum Corp.	49,560	4,861,836
Peabody Energy Corp.	101,714	6,507,662
Southwestern Energy Co.(2)	114,490	4,285,360

		$58,437,588

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Pharmaceuticals — 2.5%

Bristol-Myers Squibb Co.	178,283	$4,720,934
Johnson & Johnson	78,959	4,883,614
Shire PLC ADR	83,351	6,032,945

		$15,637,493

Road & Rail — 2.3%

CSX Corp.	151,433	$9,784,086
Kansas City Southern(2)	97,453	4,664,101

		$14,448,187

Semiconductors & Semiconductor Equipment — 3.8%

Atheros Communications, Inc.(2)	193,236	$6,941,037
Broadcom Corp., Class A	57,015	2,483,003
Cypress Semiconductor Corp.(2)	401,143	7,453,237
Intel Corp.	333,428	7,011,991

		$23,889,268

Software — 5.9%

Microsoft Corp.	510,533	$14,254,081
Oracle Corp.	406,475	12,722,668
salesforce.com, inc.(2)	72,390	9,555,480

		$36,532,229

Specialty Retail — 2.4%

Advance Auto Parts, Inc.	81,279	$5,376,606
Best Buy Co., Inc.	146,547	5,025,097
TJX Companies, Inc. (The)	97,327	4,320,345

		$14,722,048

Textiles, Apparel & Luxury Goods — 2.0%

NIKE, Inc., Class B	68,403	$5,842,984
Warnaco Group, Inc. (The)(2)	118,424	6,521,610

		$12,364,594

Tobacco — 1.5%

Philip Morris International, Inc.	158,307	$9,265,709

		$9,265,709

Wireless Telecommunication Services — 1.0%

American Tower Corp., Class A(2)	122,126	$6,306,587

		$6,306,587

Total Common Stocks
(identified cost $511,316,151)		$636,796,467

Short-Term Investments — 0.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(3)(4)	$1,040	$1,040,303

Total Short-Term Investments
(identified cost $1,040,303)		$1,040,303

Total Investments — 102.5%
(identified cost $512,356,454)		$637,836,770

Covered Call Options Written — (2.5)%

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

3M Co.	445	$90.00	2/19/11	$(42,275)
Accenture PLC, Class A	685	47.50	1/22/11	(102,750)
Advance Auto Parts, Inc.	245	70.00	1/22/11	(3,675)
Advance Auto Parts, Inc.	245	70.00	2/19/11	(26,337)
Air Products and Chemicals, Inc.	260	90.00	3/19/11	(109,200)
Akamai Technologies, Inc.	1,555	55.00	2/19/11	(137,617)
Amazon.com, Inc.	260	155.00	1/22/11	(657,150)
American Express Co.	675	47.00	1/22/11	(4,387)
American Tower Corp., Class A	400	52.50	1/22/11	(22,000)
American Tower Corp., Class A	335	52.50	2/19/11	(37,687)
AmerisourceBergen Corp.	380	32.00	2/19/11	(100,700)
Amgen, Inc.	420	57.50	1/22/11	(11,340)
Apache Corp.	210	105.00	1/22/11	(303,450)
Apple, Inc.	550	290.00	1/22/11	(1,890,625)
Atheros Communications, Inc.	1,160	36.00	3/19/11	(292,900)
Best Buy Co., Inc.	645	41.00	1/22/11	(1,290)
Boeing Co. (The)	160	70.00	1/22/11	(1,760)
Bristol-Myers Squibb Co.	1,070	27.00	2/19/11	(37,985)
Broadcom Corp., Class A	285	42.00	2/19/11	(91,200)
Cardinal Health, Inc.	510	39.00	3/19/11	(80,325)
Carnival Corp.	595	42.00	1/22/11	(255,850)
Caterpillar, Inc.	240	85.00	2/19/11	(230,400)
Caterpillar, Inc.	435	100.00	2/19/11	(55,245)
Celgene Corp.	295	60.00	1/22/11	(35,400)
Cisco Systems, Inc.	4,650	22.50	1/22/11	(16,275)

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Number of	Strike	Expiration
Security	Contracts	Price	Date	Value

Coca-Cola Co. (The)	870	$62.50	2/19/11	$(337,125)
ConocoPhillips	685	67.50	2/19/11	(167,140)
Corning, Inc.	1,405	18.00	2/19/11	(237,445)
Covidien PLC	345	45.00	1/22/11	(46,575)
CSX Corp.	230	62.50	2/19/11	(87,400)
CSX Corp.	680	65.00	2/19/11	(158,100)
Cypress Semiconductor Corp.	2,170	18.00	3/19/11	(330,925)
Danaher Corp.	1,295	47.00	3/19/11	(252,525)
Deere & Co.	750	85.00	1/22/11	(76,125)
Emerson Electric Co.	1,015	60.00	3/19/11	(111,650)
Exxon Mobil Corp.	1,475	65.00	1/22/11	(1,216,875)
Ford Motor Co.	2,750	17.00	2/19/11	(191,125)
Ford Motor Co.	230	18.00	2/19/11	(7,705)
Freeport-McMoRan Copper & Gold, Inc.	210	109.00	2/19/11	(288,225)
Freeport-McMoRan Copper & Gold, Inc.	345	119.00	2/19/11	(246,675)
Fresenius Medical Care AG & Co. KGaA ADR	260	65.00	1/22/11	(25,350)
General Electric Co.	1,410	18.00	2/19/11	(118,440)
Goldman Sachs Group, Inc. (The)	130	155.00	1/22/11	(181,675)
Google, Inc., Class A	240	610.00	3/19/11	(526,800)
Hess Corp.	455	72.50	2/19/11	(260,487)
Intel Corp.	1,670	21.00	1/22/11	(86,005)
International Business Machines Corp.	790	140.00	1/22/11	(588,550)
Johnson & Johnson	640	65.00	1/22/11	(2,880)
Johnson Controls, Inc.	405	33.00	1/22/11	(214,650)
Johnson Controls, Inc.	615	40.00	2/19/11	(49,200)
Juniper Networks, Inc.	1,110	37.00	1/22/11	(104,895)
Kansas City Southern	585	50.00	3/19/11	(106,763)
Kohl’s Corp.	210	55.00	1/22/11	(17,325)
Lincoln National Corp.	505	25.00	1/22/11	(146,198)
Macy’s, Inc.	730	25.00	2/19/11	(100,375)
McDonald’s Corp.	940	80.00	1/22/11	(15,980)
McGraw-Hill Cos., Inc. (The)	400	36.00	2/19/11	(61,000)
Microsoft Corp.	3,065	28.00	2/19/11	(285,045)
NIKE, Inc., Class B	300	85.00	1/22/11	(54,900)
Occidental Petroleum Corp.	235	90.00	2/19/11	(223,250)
Oracle Corp.	2,200	31.00	3/19/11	(336,600)
Peabody Energy Corp.	610	65.00	3/19/11	(216,550)
PepsiCo, Inc.	940	65.00	1/22/11	(93,530)
Philip Morris International, Inc.	950	60.00	3/19/11	(129,675)
PNC Financial Services Group, Inc.	250	60.00	2/19/11	(72,875)
Prudential Financial, Inc.	445	60.00	3/19/11	(113,253)
QUALCOMM, Inc.	790	49.00	1/22/11	(105,860)
Rowan Cos., Inc.	1,150	32.50	1/22/11	(313,375)
salesforce.com, inc.	435	145.00	2/19/11	(166,388)
Schlumberger, Ltd.	730	75.00	1/22/11	(646,050)
Shaw Group, Inc. (The)	465	36.00	2/19/11	(41,850)
Shire PLC ADR	420	72.50	1/22/11	(61,950)
Southwestern Energy Co.	690	38.00	3/19/11	(136,620)
Target Corp.	410	55.00	1/22/11	(215,250)
Tempur-Pedic International, Inc.	1,075	40.00	3/19/11	(298,312)
Thermo Fisher Scientific, Inc.	485	60.00	3/19/11	(40,013)
United Parcel Service, Inc., Class B	175	70.00	1/22/11	(51,275)
United Technologies Corp.	630	75.00	2/19/11	(302,400)
UnitedHealth Group, Inc.	1,070	38.00	3/19/11	(111,280)
Varian Medical Systems, Inc.	220	65.00	2/19/11	(121,000)
VeriSign, Inc.	1,385	34.00	3/19/11	(56,093)
Wal-Mart Stores, Inc.	290	55.00	3/19/11	(28,565)
Warnaco Group, Inc. (The)	710	60.00	1/22/11	(26,625)
Wells Fargo & Co.	730	26.00	1/22/11	(368,650)

Total Covered Call Options Written
(premiums received $12,344,203)				$(15,527,245)

Other Assets, Less Liabilities — 0.0%(5)				$(236,579)

Net Assets — 100.0%				$622,072,946

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	A portion of each applicable common stock for which a written call option is outstanding at December 31, 2010 has been pledged as collateral for such written option.

(2)	Non-income producing security.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2010.

(4)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended December 31, 2010 was $25,982 and $0, respectively.

(5)	Amount is less than 0.05%.

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $511,316,151)	$636,796,467
Affiliated investment, at value (identified cost, $1,040,303)	1,040,303
Dividends receivable	447,002
Interest receivable from affiliated investment	900
Tax reclaims receivable	209,549

Total assets	$638,494,221

Liabilities

Written options outstanding, at value (premiums received, $12,344,203)	$15,527,245
Payable to affiliates:
Investment adviser fee	526,949
Trustees’ fees	5,175
Accrued expenses	361,906

Total liabilities	$16,421,275

Net Assets	$622,072,946

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 48,492,823 shares issued and outstanding	$484,928
Additional paid-in capital	685,540,147
Accumulated net realized loss	(186,268,229)
Accumulated undistributed net investment income	6,241
Net unrealized appreciation	122,309,859

Net Assets	$622,072,946

Net Asset Value

($622,072,946 ÷ 48,492,823 common shares issued and outstanding)	$12.83

Statement of Operations

For the Year Ended
December 31, 2010

Investment Income

Dividends (net of foreign taxes, $89,609)	$10,042,469
Interest income allocated from affiliated investments	28,608
Expenses allocated from affiliated investments	(2,626)

Total investment income	$10,068,451

Expenses

Investment adviser fee	$6,084,747
Trustees’ fees and expenses	19,651
Custodian fee	261,254
Transfer and dividend disbursing agent fees	16,381
Legal and accounting services	66,842
Printing and postage	314,809
Miscellaneous	88,116

Total expenses	$6,851,800

Deduct —
Reduction of custodian fee	$33

Total expense reductions	$33

Net expenses	$6,851,767

Net investment income	$3,216,684

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$16,750,309
Investment transactions allocated from affiliated investments	1,428
Written options	(11,246,327)
Foreign currency transactions	1,185

Net realized gain	$5,506,595

Change in unrealized appreciation (depreciation) —
Investments	$50,309,303
Written options	(658,218)
Foreign currency	8,527

Net change in unrealized appreciation (depreciation)	$49,659,612

Net realized and unrealized gain	$55,166,207

Net increase in net assets from operations	$58,382,891

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	December 31, 2010	December 31, 2009

From operations —
Net investment income	$3,216,684	$3,962,885
Net realized gain (loss) from investment transactions, written options and foreign currency transactions	5,506,595	(83,695,323)
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	49,659,612	208,433,728

Net increase in net assets from operations	$58,382,891	$128,701,290

Distributions to shareholders —
From net investment income	$(3,196,304)	$(3,945,080)
Tax return of capital	(65,063,442)	(78,948,624)

Total distributions	$(68,259,746)	$(82,893,704)

Capital share transactions —
Reinvestment of distributions	$3,754,420	$4,313,139

Net increase in net assets from capital share transactions	$3,754,420	$4,313,139

Net increase (decrease) in net assets	$(6,122,435)	$50,120,725

Net Assets

At beginning of year	$628,195,381	$578,074,656

At end of year	$622,072,946	$628,195,381

Accumulated undistributed net investment income included in net assets

At end of year	$6,241	$17,419

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended December 31,

	2010	2009	2008	2007		2006

Net asset value — Beginning of year	$13.040	$12.080	$19.500	$19.470		$19.310

Income (Loss) From Operations

Net investment income(1)	$0.067	$0.083	$0.066	$0.012		$0.200
Net realized and unrealized gain (loss)	1.135	2.605	(5.758)	1.746		1.688

Total income (loss) from operations	$1.202	$2.688	$(5.692)	$1.758		$1.888

Less Distributions

From net investment income	$(0.066)	$(0.082)	$(0.030)	$(0.001)		$(0.347)
From net realized gain	—	—	—	(1.594)		(1.303)
Tax return of capital	(1.346)	(1.646)	(1.698)	(0.133)		(0.078)

Total distributions	$(1.412)	$(1.728)	$(1.728)	$(1.728)		$(1.728)

Net asset value — End of year	$12.830	$13.040	$12.080	$19.500		$19.470

Market value — End of year	$12.210	$14.320	$10.670	$17.750		$20.660

Total Investment Return on Net Asset Value(2)	10.19%	25.19%	(30.44)%	9.52	%(3)	10.34%

Total Investment Return on Market Value(2)	(4.51)%	55.65%	(32.50)%	(6.05	)%(3)	26.58%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$622,073	$628,195	$578,075	$931,780		$927,260
Ratios (as a percentage of average daily net assets):
Expenses(4)	1.13%	1.15%	1.10%	1.09%		1.06	%(5)
Net investment income	0.53%	0.69%	0.41%	0.06%		1.04%
Portfolio Turnover	49%	61%	141%	149%		129%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(3)	During the year ended December 31, 2007, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss had no effect on total return.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (less than 0.01% of average daily net assets for the year ended December 31, 2006).

See notes to financial statements

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Enhanced Equity Income Fund II (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income, with a secondary objective of capital appreciation.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities.

Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At December 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $181,438,490 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on December 31, 2016 ($21,507,578) and December 31, 2017 ($159,930,912). In addition, such capital loss carryforward cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010.

During the year ended December 31, 2010, a capital loss carryforward of $870,648 was utilized to offset net realized gains by the Fund.

Additionally, at December 31, 2010, the Fund had a net capital loss of $2,864,859 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Fund’s taxable year ending December 31, 2011.

As of December 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make monthly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the years ended December 31, 2010 and December 31, 2009 was as follows:

	Year Ended December 31,
	2010	2009

Distributions declared from:
Ordinary income	$3,196,304	$3,945,080
Tax return of capital	65,063,442	78,948,624

During the year ended December 31, 2010, accumulated undistributed net investment income was decreased by $31,558 and accumulated net realized loss was decreased by $31,558 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward and post October losses	$(184,303,349)
Net unrealized appreciation	$120,351,220

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. Prior to its liquation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended December 31, 2010, the Fund’s investment adviser fee totaled $6,085,736 of which $989 was allocated from Cash Management Portfolio and $6,084,747 was paid or accrued directly by the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $297,532,579 and $368,983,818, respectively, for the year ended December 31, 2010.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the years ended December 31, 2010 and December 31, 2009 were 301,721 and 346,924, respectively.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$514,315,093

Gross unrealized appreciation	$126,588,155
Gross unrealized depreciation	(3,066,478)

Net unrealized appreciation	$123,521,677

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2010 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	108,628	$21,426,773
Options written	402,140	69,209,036
Options terminated in closing purchase transactions	(314,423)	(56,209,434)
Options exercised	(8,900)	(1,644,282)
Options expired	(124,330)	(20,437,890)

Outstanding, end of year	63,115	$12,344,203

At December 31, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

The Fund generally intends to write covered call options on individual stocks above the current value of the stock to generate premium income. In writing call options on individual stocks, the Fund in effect, sells potential appreciation in the value of the applicable stock above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying stock decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at December 31, 2010 was as follows:

	Fair Value

	Asset Derivatives	Liability Derivatives(1)

Written Options	$—	$(15,527,245)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the year ended December 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
	Income(1)	Income(2)

Written Options	$(11,246,327)	$(658,218)

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2010, the hierarchy of inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$100,396,015	$—		$—	$100,396,015
Consumer Staples	44,829,011	6,386,030		—	51,215,041
Energy	78,603,830	—		—	78,603,830
Financials	26,094,502	—		—	26,094,502
Health Care	51,477,135	—		—	51,477,135
Industrials	82,932,998	—		—	82,932,998
Information Technology	206,621,840	—		—	206,621,840
Materials	33,148,519	—		—	33,148,519
Telecommunication Services	6,306,587	—		—	6,306,587

Total Common Stocks	$630,410,437	$6,386,030	*	$—	$636,796,467

Short-Term Investments	$—	$1,040,303		$—	$1,040,303

Total Investments	$630,410,437	$7,426,333		$—	$637,836,770

Liability Description

Covered Call Options Written	$(15,527,245)	$—		$—	$(15,527,245)

Total	$(15,527,245)	$—		$—	$(15,527,245)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs. At December 31, 2010, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Enhanced Equity Income Fund II:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Enhanced Equity Income Fund II (the “Fund”), including the portfolio of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 14, 2011

Eaton Vance Enhanced Equity Income Fund II as of December 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2011 showed the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $9,683,452, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Eaton Vance Enhanced Equity Income Fund II

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (the Shares) of the Fund. American Stock Transfer & Trust Company (AST), the Fund’s Transfer Agent, serves as agent for the shareholders in administering the Plan (Plan Agent). You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by AST as Plan Agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro-rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

Eaton Vance Enhanced Equity Income Fund II

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Enhanced Equity Income Fund II
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2010, our records indicate that there are 124 registered shareholders and approximately 42,548 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EOS.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Enhanced Equity Income Fund II (the “Fund”), with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, and special considerations relevant to investing in particular markets or industries and implementing the Fund’s options strategy. The Board considered the Adviser’s in-house research capabilities as well as other resources available to personnel of the Adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Eaton Vance Enhanced Equity Income Fund II

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Enhanced Equity Income Fund II (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corporation, “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 175 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	175	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2011. 3 years. Trustee since 2005.	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	175	None

Allen R. Freedman 1940	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	175	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	175	None

Ronald A. Pearlman 1940	Class II Trustee	Until 2012. 3 years. Trustee since 2004.	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	175	None

Eaton Vance Enhanced Equity Income Fund II

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Fund	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class II Trustee	Until 2012. 3 years. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	175	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2013. 3 years. Trustee since 2004.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	175	None

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2013. 3 years. Trustee since 2005 and Chairman of the Board since 2007.	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	175	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Fund	Service	During Past Five Years

Walter A. Row, III 1957	President(3)	Since 2011	Vice President of EVM and BMR. Officer of 32 registered investment companies managed by EVM or BMR.

Michael A. Allison 1964	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 27 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President(4)	Since 2011	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 88 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 175 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

(3)	Prior to 2011, Mr. Row served as Vice President of the Fund since 2004.

(4)	Prior to 2011, Mr. Richardson served as President of the Fund since 2004.

IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Enhanced Equity Income Fund II
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Enhanced Equity Income Fund II
Two International Place
Boston, MA 02110

2426-2/11	CE-EEIF2SRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) — (d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	12/31/09	12/31/10

Audit Fees	$42,770	$42,770

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$18,620	$18,620

All Other Fees(3)	$2,500	$1,900

Total	$63,890	$63,290

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended December 31, 2009 and December 31, 2010; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	12/31/09	12/31/10

Registrant	$21,120	$20,520

Eaton Vance[1]	$288,295	$250,973

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Helen Frame Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.

The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments. Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and a co-portfolio manager for other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee. He first joined Eaton Vance’s equity group in 2000.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of Accounts	Total Assets
	Number of All	Total Assets of All	Paying a	of Accounts Paying
	Accounts	Accounts	Performance Fee	a Performance Fee
Walter A. Row
Registered Investment Companies	10	$10,482.7	0	$0
Other Pooled Investment Vehicles	1	$2.5	0	$0
Other Accounts	0	$0	0	$0

Michael A. Allison
Registered Investment Companies	8	$16,826.0	0	$0
Other Pooled Investment Vehicles	16	$7,186.1 (1)	0	$0
Other Accounts	0	$0	0	$0

(1)	Certain of these “Other Pooled Investment Vehicles” invest a substantial portion of their assets in a registered investment company or in a separate unregistered pooled investment vehicle managed by this portfolio manager.
The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$10,001-$50,000
Michael A. Allison	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate EVM or the sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern EVM’s and the sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them. EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits
(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Enhanced Equity Income Fund II

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 14, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 14, 2011

By:	/s/ Walter A. Row, III
Walter A. Row, III
President

Date:	February 14, 2011